                                                                   Exhibit 10.24

                                 FIFTH AMENDMENT
                                       TO
          AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT

         This Fifth Amendment to Amended and Restated Revolving Credit and Security Agreement (the "Amendment") is entered into as of June 18, 2003 ("Amendment"), by and between COMERICA BANK - CALIFORNIA ("Bank"), and AVANEX CORPORATION ("Borrower").

                                    RECITALS

         Borrower and Bank are parties to that certain Amended and Restated Revolving Credit and Security Agreement dated as of July 10, 2000, as amended from time to time including, without limitation, by that certain First Amendment to Amended and Restated Revolving Credit and Security Agreement dated as of August 24, 2000 (the "First Amendment"), that certain Second Amendment to Amended and Restated Revolving Credit and Security Agreement and Agreement Regarding Term Loan dated as of January 2, 2001, that certain Third Amendment to Amended and Restated Revolving Credit and Security Agreement dated as of July 19, 2001, and that certain Fourth Amendment to Amended and Restated Revolving Credit and Security Agreement dated as of September 26, 2002, all as amended from time to time (collectively, the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

         NOW, THEREFORE, the parties agree as follows:

         1. The defined term "Base Rate" in Section 1. 1 of the Agreement is hereby amended and replaced in its entirety to read as follows, and all references in the Agreement to the "Base Rate" shall mean and refer to the "Prime Rate":

                  ""Prime Rate" means the variable rate of interest, per annum, most recently announced by Bank, as its "prime rate," whether or not such announced rate is the lowest rate available from Bank, and which rate is changed by Bank from time to time."

         2. The date "September 30, 2003" set forth in the defined term "Termination Date" in Section 1.1 of the Agreement is hereby replaced and amended in its entirety to read "December 31, 2003".

         3. Section 2.4 of the Agreement is hereby amended and replaced in its entirety to read as follows:

                  "2.4 Interest. Borrower shall pay interest to Bank on the outstanding and unpaid principal amount of the Revolving Credit at the floating rate per annum equal to one and one-half percent (1.50%) above the Prime Rate."

         4. Section 8.3 of the Agreement is hereby amended and replaced in its entirety to read as follows:

                  "8.3 Tangible Net Worth. Borrower shall maintain, as of the last day of each fiscal quarter, a Tangible Net Worth of not less than Seventy Million Dollars ($70,000,000), as determined in accordance with GAAP provided, however, that this amount shall be increased quarterly by an amount equal to 100% of any net new equity or Subordinated Debt raised by Borrower."

         5. Section 8.4 of the Agreement is hereby amended and replaced in its entirety to read as follows:

                  "8.4 [Intentionally omitted.]"

         6. Section 8.5 of the Agreement is hereby amended and replaced in its entirety to read as follows:

                  "8.5 Minimum Unrestricted Cash Balance. Borrower shall maintain a minimum balance of Unrestricted Cash (as defined herein) of Fifty Million Dollars ($50,000,000) at all


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
         times (the "Minimum Cash Balance"), and Fifteen Million Dollars ($15,000,000) (the "Restricted Amount") of the Minimum Cash Balance shall be maintained in Borrower's account # 48-01-100-0810172 with Munder Capital, also known as the Comerica Bank-California (Institutional Trust Department) (the "Restricted Account"), which Restricted Account shall be subject to a control agreement in substantially the form attached to this Agreement as Appendix I (the "Control Agreement"). Amounts maintained by the Borrower in its account # 48-01-100-0660490 with Munder Capital shall not be subject to the Control Agreement. Any amounts maintained in the Restricted Account in excess of the Restricted Amount shall not be subject to the Control Agreement. Bank shall promptly provide Borrower with a copy of all notices delivered by Bank to Munder Capital with respect to the Control Agreement provided that any failure to provide such notice shall not constitute a failure by Bank to comply with the terms of this Agreement or the Loan Documents. In the event that the Revolving Credit terminates pursuant to Section 2.8 of the Agreement and Borrower has paid all principal, all accrued interest, all Bank Expenses and all Obligations owing by Borrower to Bank under the Loan Documents (except for Letter of Credit Obligations of Borrower to Bank with respect to Letters of Credit for which Borrower has provided cash security to Bank in an amount equal to any undrawn amounts under such issued and outstanding Letters of Credit including applicable fees and costs), and Bank has no further obligation to make any credit extensions to Borrower (except pursuant to issued and outstanding Letters of Credit), and Borrower provides Bank with cash security maintained with Bank to secure all obligations under any issued and outstanding Letters of Credit (as required pursuant to Section 2.2.5 of the Agreement) issued under the Agreement or the Loan Documents in an amount equal to any undrawn amounts under such issued and outstanding Letters of Credit including applicable fees and costs, then the Restricted Amount shall no longer be subject to the Control Agreement and Bank and Bank's Affiliates shall no longer have a security interest in the Restricted Account. "Unrestricted Cash" as used herein means cash and cash equivalents, plus short-term investments, plus long-term investments (including long-term investments at Munder Capital), minus trade accounts payable, and minus the current portion of restructuring charges."

         7. Section 14.2 of the Agreement is hereby amended and replaced in its entirety to read as follows:

                  "14.2 Term. This Agreement shall become effective on the Closing Date and, subject to Section 14.2, shall continue in full force and effect for a term ending on the Termination Date. Notwithstanding the foregoing, this Agreement shall remain in full force and effect until terminated by notice, by either party. Notice of such termination shall be effectuated by mailing of a registered or certified letter not less than thirty (30) days prior to the effective date of such termination, addressed to the other party at the address set forth herein and the termination shall be effective as of the date so fixed in such notice. Notwithstanding the foregoing, should Borrower be in default of one or more of the provisions of this Agreement, Bank may terminate this Agreement at any time without notice. Notwithstanding the foregoing, should either Bank or Borrower become insolvent or unable to meet its debts as they mature, or fail, suspend, or go out of business, the other party shall have the right to terminate this Agreement at any time without notice. On the date of termination all Obligations (other than Letter of Credit Obligations of Borrower to Bank with respect to Letters of Credit for which Borrower has provided cash security to Bank in an amount equal to any undrawn amounts under any issued and outstanding Letters of Credit including applicable fees and costs) shall become immediately due and payable without notice or demand; no notice of termination by Borrower shall be effective until Borrower has paid all Obligations (other than Letter of Credit Obligations of Borrower to Bank with respect to Letters of Credit for which Borrower has provided cash security to Bank in an amount equal to any undrawn amounts under any issued and outstanding Letters of Credit including applicable fees and costs) to Bank in full. Notwithstanding termination, until all Obligations have been fully satisfied, Bank shall retain its security interest in all existing Collateral and Collateral arising thereafter, and Borrower shall continue to perform all of its Obligations. After termination and when Bank has received payment in full of Borrower's Obligations to Bank, Bank shall reassign to Borrower all Collateral held by Bank, and shall execute a termination of all security agreements and security interests given by Borrower to Bank, upon the execution and delivery of mutual general releases."

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         Notwithstanding the foregoing, upon the termination of this Agreement, and provided that Borrower provides Bank with cash security maintained with the Bank to secure all obligations under any issued and outstanding Letters of Credit (as required pursuant to Section 2.2.5 of this Agreement) is sued under the Agreement or the Loan Documents in an amount equal to any undrawn amounts under such issued and outstanding Letters of Credit including applicable fees and costs, then such Letters of Credit may remain outstanding and Bank will release its security interest in the Collateral granted under this Agreement."

         8. Exhibit C to the Agreement is hereby amended and replaced in its entirety with Exhibit C (Compliance Certificate) attached to this Amendment.

         9. Borrower confirms Bank's existing and continuing first priority security interest in the Collateral granted pursuant to the Agreement, together with all proceeds and substitutions thereof, as security for the prompt performance of all of Borrowers' Obligations under the Loan Documents.

         10. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all promissory notes, guaranties, security agreements, intellectual property security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Agreement.

         11. Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

         12. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

         13. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

                           (a)      this Amendment, duly executed by Borrower;

                           (b)      Corporate Resolutions to Borrow;

                           (c)      an executed Control Agreement;

                           (d)      an amount equal to all Bank Expenses
incurred through the date of this Amendment; and

                           (e)      such other documents, and completion of such
other matters, as Bank may reasonably deem necessary or appropriate.

                  [Remainder of page intentionally left blank.]



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         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

                                              AVANEX CORPORATION


                                              By:
                                                 -------------------------------

                                              Title:
                                                    ----------------------------


                                              COMERICA BANK - CALIFORNIA


                                              By:
                                                 -------------------------------

                                              Title:
                                                    ----------------------------




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                                    EXHIBIT C
                             COMPLIANCE CERTIFICATE

TO:             COMERICA BANK-CALIFORNIA

FROM:           AVANEX CORPORATION

         The undersigned authorized officer of AVANEX CORPORATION hereby certifies that in accordance with the terms and conditions of the Amended and Restated Revolving Credit and Security Agreement between Borrower and Bank dated as of July 10, 2000, as amended from time to time (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

REPORTING COVENANT                                      REQUIRED                        COMPLIES
------------------                                      --------                        --------
Quarterly financial statements (10Q)                    Quarterly within 45 days        Yes   No
Annual (CPA Audited) (10K)                              FYE within 90 days              Yes   No
IP Report                                               Quarterly within 30 days        Yes   No
Total amount of Borrower's cash and investments         Amount:    $                    Yes   No
Total amount of Borrower's cash and investments         Amount:    $                    Yes   No
maintained with Bank

FINANCIAL COVENANT                                      REQUIRED        ACTUAL          COMPLIES
------------------                                      --------        ------          --------
Maintain on a quarterly basis:
   Minimum Tangible Net Worth                           $70,000,000     $               Yes   No
Maintain at all times:
   Minimum Unrestricted Cash (as defined in             $50,000,000     $               Yes   No
   Section 8.5) (the "Minimum Cash Balance")
   Minimum Cash Balance maintained with Bank of         $15,000,000     $               Yes   No
   Bank's Affiliates (including Munder Capital) and
   subject to a control agreement

COMMENTS REGARDING EXCEPTIONS:  See Attached.


Sincerely,


------------------------------------
SIGNATURE


------------------------------------
TITLE


------------------------------------
DATE


BANK USE ONLY

Received by:
            ------------------------------------
                     AUTHORIZED SIGNER

Date:
     -------------------------------------------

Verified:
         ---------------------------------------
                     AUTHORIZED SIGNER

Date:
     -------------------------------------------

Compliance Status                   Yes     No



 Please indicate compliance status by circling Yes/No under "Complies" column.



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                                   APPENDIX I

                       [Form of Munder Control Agreement.]



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                         CORPORATE RESOLUTIONS TO BORROW

BORROWER:         AVANEX CORPORATION

         I, the undersigned Secretary or Assistant Secretary of AVANEX CORPORATION (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of Delaware.

         I FURTHER CERTIFY that at a meeting of the Directors of the Corporation duly called and held, at which a quorum was present and voting, (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

         BE IT RESOLVED, that ANY ONE (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

NAMES                      POSITIONS                    ACTUAL SIGNATURES
-----                      ---------                    -----------------
--------------------       ---------------------        ---------------------

--------------------       ---------------------        ---------------------

--------------------       ---------------------        ---------------------

--------------------       ---------------------        ---------------------

--------------------       ---------------------        ---------------------


acting for an on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

         BORROW MONEY. To borrow from time to time from COMERICA BANK - CALIFORNIA ("Bank"), on such terms as may be agreed upon between the officers, employees, or agents of the Corporation and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation.

         EXECUTE LOAN DOCUMENTS. To execute and deliver to Bank that certain Fifth Amendment to Amended and Restated Revolving Credit and Security Agreement dated as of June 18, 2003 (the "Amendment"), and any documents related to the Amendment or to that certain Amended and Restated Revolving Credit and Security Agreement dated as of July 10, 2000, as amended (collectively with the Amendment, the "Loan Documents"), and also to execute and deliver to Bank one or more amendments, renewals, extensions, modifications, consolidations, or substitutions for the Loan Documents.

         GRANT SECURITY. To grant a security interest to Bank in the Collateral described in the Loan Documents, which security interest shall secure all of the Corporation's Obligations, as described in the Loan Documents.

         LETTERS OF CREDIT. To execute letter of credit applications and other related documents pertaining to Bank's issuance of letters of credit.

         CREDIT CARD SERVICES. To execute credit card services applications and other related documents pertaining to Bank's credit card services.

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         NEGOTIATE ITEMS. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

         FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

         BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

         I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

         I FURTHER CERTIFY that a true and correct copy of the Certificate of Incorporation of the Corporation, as amended, has been delivered to Bank, as in full force and effect on the date hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand on June 18, 2003, and attest that the signatures set opposite the names listed above are their genuine signatures.

                                              CERTIFIED TO AND ATTESTED BY:


                                              X
                                               ---------------------------------




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